UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 11, 2022)

byNordic Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41273	84-4529780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Pir 29

Einar Hansens Esplanad 29

211 13 Malmö

Sweden

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +46 707 29 41 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC

Class A common stock, $0.0001 par value	BYNO	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 11, 2022, byNordic Acquisition Corporation, a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000 (before underwriting discounts and offering expenses).

Simultaneously with the closing of the IPO, the Company completed the private placement of an aggregate of 850,000 shares of Class A common stock $0.0001 par value, of the Company (the “Private Shares”) to the Sponsor, byNordic Holdings LLC and byNordic Holdings II LLC at a purchase price of $10.00 per Private Share, generating gross proceeds to the Company of $8,500,000. No underwriting discounts or commissions were paid with respect to the private placement of the Private Shares in such manner. The issuance of the Private Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Of the proceeds we received from the IPO and the sale of the Private Shares, $153.0 million after giving effect to the issuance of 15,000,000 units pursuant to the IPO ($10.20 per unit), has been deposited into a segregated trust account located in the United States at JP Morgan Chase Bank, N.A. with Continental Stock Transfer & Trust Company acting as trustee, after deducting $3,000,000 in underwriting discounts and commissions payable upon the closing of the IPO and an aggregate of $910,000 to pay fees and expenses in connection with the closing of the IPO and $1,590,000 for working capital following the closing of the IPO. The proceeds placed in the trust account include $5,250,000 in deferred underwriting commissions payable to the underwriter after giving effect to the exercise in full of the underwriter’s over-allotment option.

An audited balance sheet of the Company as of February 11, 2022, reflecting the Company’s receipt of proceeds upon completion of the IPO and the sale of the Private Shares, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of February 11, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

byNordic Acquisition Corporation

	By:	/s/ Michael Hermansson
		Name:	Michael Hermansson
		Title:	Chief Executive Officer

Dated: February 22, 2022

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